                                  EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of G-III Apparel Group, Ltd. (the "Company") on Form 10-Q for the quarterly period ended April 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Morris Goldfarb, Chief Executive Officer of the Company, hereby certify that, to my knowledge, (a) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                         /s/ Morris Goldfarb
                                                         -----------------------
                                                         Morris Goldfarb
                                                         Chief Executive Officer


Date:  June 8, 2004
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A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.